UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 24, 2017

____________________________

ChineseInvestors.com, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Indiana	000-54207	35-2089868
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

227 W. Valley Blvd. #208A, San Gabriel, CA	91776
(Address of principal executive offices)	(Zip Code)

(800) 808-8760

(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfying the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

ChineseInvestors.com,, Inc. has issued a new press release describing the results of its third fiscal quarter of 2017 as disclosed in the recently filed form 10-Q.

Item 9.01 Financial Statements and Exhibits

Copy of press release that the Company issued on April 24, 2017 describing the results of its third fiscal quarter of 2017 as disclosed in the recently filed form 10-Q .

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	ChineseInvestors.com, Inc. Announces 3Q Financial Results, Posts Nearly 100% YoY Increase, Expects Hemp Products to Generate Substantial Revenues in 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 24, 2017

ChineseInvestors.com, Inc.

By: /s/Wei Wang

Name: Wei Wang

Title: Chief Executive Officer